SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           AMERICAN BINGO & GAMING CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
              N/A
          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
              N/A
          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A
          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
              N/A
          ---------------------------------------------------------------------

     (5)  Total fee paid:
              N/A
          ---------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------------

                         AMERICAN BINGO & GAMING CORP.

                        515 Congress Avenue, Suite 1200
                             Austin, Texas  78701


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 22, 1997
                          --------------------------


To  the  Shareholders  of
AMERICAN  BINGO  &  GAMING  CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AMERICAN BINGO & GAMING CORP. (the "Company") will be held at the Driskill Hotel, 604 Brazos Street, Austin, Texas on May 22, 1997 at 11:00 a.m. Local Time for the following purposes:

1. To elect three members to the Company's Board of Directors for a term of one year and until the election and qualification of their successors;
2. To ratify the appointment of King Griffin & Adamson P.C. as the Company's auditors for 1997;
3.         To approve and adopt the Company's 1997 Employee Stock Option Plan;
4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on March 31, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders.

                    By  Order  of  the  Board  of  Directors


          By: /s/ COURTLAND  L.  LOGUE,  Jr.
              ------------------------------
              COURTLAND  L.  LOGUE,  Jr.,
              Chairman  of  the  Board  of  Directors

April  18,  1997


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                         AMERICAN BINGO & GAMING CORP.

                        515 Congress Avenue, Suite 1200
                              Austin, Texas 78701
                                   ________

                                PROXY STATEMENT

                                      for

                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 22, 1997
                                   ________

     This proxy statement and the accompanying form of proxy ("Proxy") have been mailed on or about April 18, 1997 to the shareholders of record on March 31, 1997 of American Bingo & Gaming Corp., a Delaware corporation (the "Corporation" or the "Company") in connection with the solicitation of Proxies from the holders of shares of the Corporation's common stock, .001 par value (the "Common Stock"), by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held on May 22, 1997, at 11:00 a.m., Local Time, at the Driskill Hotel, 604 Brazos Street, Austin, Texas, and at any adjournment thereof.

     Shares of Common Stock (hereinafter referred to as "Shares") represented by an effective Proxy in the accompanying form will be voted as directed thereon. If no direction is given, then the Shares represented by the Proxy will not be voted. A Proxy may be revoked at any time before it is voted. A shareholder may revoke his Proxy by voting in person at the Annual Meeting or submitting to the Company's Secretary at the meeting a subsequently dated proxy. In addition, a shareholder may revoke his proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary.

     The solicitation of the enclosed Proxy is made on behalf of the Board of Directors of the Corporation and the Corporation will bear the cost of the solicitation. The Board of Directors may use the services of its executive officers and certain directors to solicit Proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send Proxies, proxy statements and other material to the beneficial owners of Shares held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 (without exhibits) accompanies this Proxy Statement. Copies of exhibits may be obtained for a small fee. Requests should be addressed to American Bingo & Gaming Corp., at its principal executive offices, 515 Congress Avenue, Suite 1200, Austin, Texas, 78701 Attn: John Orton

VOTING  SECURITIES  AND  RECORD  DATE
-------------------------------------

     The securities which are entitled to vote at the meeting are the Shares. Each Share is entitled to one vote on each matter submitted to shareholders. The Board of Directors has designated the close of business on March 31, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice and to vote at the meeting and any adjournment thereof. At that date, 4,162,494 Shares of Common Stock were outstanding. Voting of the Shares is on a non-cumulative basis.

PRINCIPAL  STOCKHOLDERS;  SHARES  HELD  BY  MANAGEMENT
------------------------------------------------------

     The following table sets forth as of March 31, 1997, the number of Shares of the Company's common stock owned and the percentage of outstanding shares held by (i) owners of more than 5% of the outstanding voting stock of the Corporation, (ii) each director of the Corporation, (iii) each Nominee to the Board and (iv) all officers and directors of the Company as a group. Each person named in the table has sole investment power and sole voting power with respect to the Shares of voting securities set opposite his name, except as otherwise indicated.


                                       ACQUIRABLE
NAME AND ADDRESS OF                 NUMBER OF SHARES     WITHIN 60    PERCENT
BENEFICIAL OWNER                 BENEFICIALLY OWNED (1)   DAYS (2)   OF CLASS
-------------------------------  ----------------------  ----------  ---------

Gregory Wilson                             1,770,167(3)      66,667      43.4%
515 Congress Ave., Suite 1200
Austin, Texas 78701

Courtland Logue Jr.                            9,000(4)      85,500       2.2%
515 Congress Ave., Suite 1200
Austin, Texas 78701

Len Bussey                                   300,000(5)          --       7.2%
3905 Asbury Lane
Bedford, Texas 76021

Current Officers and Directors
as a group (Five persons)                    2,096,667      313,279      53.8%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except where indicated, and subject to community property laws where applicable, the persons in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 31, 1997 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3) Includes 560,417 shares held by Mrs. Sally Wilson, the wife of Mr. Wilson; 200,000 shares held by Mrs. Linda Bussey, the wife of Mr. Len Bussey and sister of Mr. Wilson; 100,000 shares held by the Linda Bussey Irrevocable
Trust, of which Mrs. Bussey is trustee for the benefit of Mr. Wilson's minor children; 145,416 shares held in the Wilson Family Trust, of which Mr. Wilson is trustee for the benefit of Mr. Wilson's mother, Barbara Wilson; and 86,523 shares held by Mrs. Barbara Wilson, the mother of Mr. Wilson. Mr. Wilson disclaims beneficial ownership of all such shares.

(4) Includes 9,000 shares acquired pursuant to the Company's Employee Stock Purchase Plan.

(5) Includes 200,000 shares held by Mrs. Linda Bussey, the wife of Mr. Len Bussey and sister of Mr. Wilson, and 100,000 shares held by the Linda Bussey Irrevocable Trust, of which Mrs. Linda Bussey is trustee for the benefit of Mr. Wilson's minor children. Mr. Bussey disclaims beneficial ownership of all such shares.


                                    ITEM I.

                             ELECTION OF DIRECTORS

     There are currently three members on the Company's Board of Directors. The following slate containing three (3) Board members has been nominated for election. Directors are proposed to be elected at the Annual Meeting of Shareholders to hold office for a term until the next annual meeting of shareholders and until their respective successors have been duly elected and have qualified. The affirmative vote of a majority of the outstanding Shares entitled to vote at the Annual Meeting of Shareholders is required to elect the directors. Incomplete Proxies received by the Board of Directors will be voted in favor of the Nominees. In the event that any nominee is unable to serve, the Proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur.


NAME                           AGE   POSITIONS AND OFFICES     DIRECTOR SINCE
-----------------------------  ---  ------------------------  ----------------

Courtland Logue                 49  Chairman of the Board     January 24, 1996

Gregory Wilson                  43  Chief Executive Officer,  October 17, 1994
                                    President, Director

Len Bussey                      51  Director                  April 28, 1995


Business  Experience  of  Nominees  and  Executive  Officers
------------------------------------------------------------

     Gregory Wilson has served as the Company's President and Chief Executive Officer since the Company's formation in September of 1994. Mr. Wilson also served as Chairman of the Company from formation until September of 1996. Between 1987 and the time he founded the Company, Mr. Wilson served as Chairman and President of most of the entities that were consolidated to form the Company. Prior to founding the Company, Mr. Wilson was a practicing attorney for 16 years and maintained a general law practice with an emphasis on real estate, municipal and charity law. Mr. Wilson also served as City
Attorney for the City of Cedar Park, Texas from 1987 to 1994 and was an Assistant Attorney General of Texas from 1979-81 before entering private practice. Mr. Wilson graduated with Honors from Tulane University in 1975 and The University of Texas Law School in 1978.

     Courtland Logue, Jr. has served as a director of the Company since January of 1996 and as Chairman since September of 1996. Prior to joining the Company, Mr. Logue served as Chairman of EZCORP., a NASDAQ Company, from July of 1994 until February of 1995, and as Chief Executive Officer, President and a director of EZCORP from July of 1989 until July of 1994. EZCORP. is the second largest public pawn shop chain in the United States with over 200 stores. Between 1974 and the time he founded EZCORP., Mr. Logue served as Chief Executive Officer, President and a director of most of the entities that were consolidated to form EZCORP. Mr. Logue served as a director of Crescent Jewelers, a regional jewelry store chain, from September of 1989 to November of 1991. Additionally, Mr. Logue served as alderman of Rollingwood, Texas from 1983 to 1988 and as Mayor from 1988 to 1994. Mr. Logue graduated from The University of Texas in 1969.

     Len Bussey has served as a Director of the Company since April of 1995. Mr. Bussey is Director of Government and Regulatory Relations for GTE Information Services in Dallas, Texas. Prior to joining GTE, Mr. Bussey served in various senior management capacities in the telecommunications industry with Southwestern Bell, Claydesta Communications and Lomas Telemarketing. Mr. Bussey graduated from The University of Texas in 1967, and is the brother-in-law of Mr. Greg Wilson, President and Chief Executive Officer.

     John Orton has served as Chief Financial Officer of the Company since February of 1995. Prior to joining the Company, Mr. Orton served in various senior financial management capacities for XeTel Corp., a public electronics manufacturing concern; Dell Computer, a public computer manufacturing concern; Ericsson, a public telecommunications manufacturing concern; and Arthur Andersen, an accounting and consulting firm. Mr. Orton holds both Bachelors and Masters of Business Administration degrees in Finance, with Honors, from The University of Texas, and is a Certified Public Accountant. (Mr. Orton is not a nominee to the Board of Directors).

     Richard Henry has served as Chief Operating Officer of the Company since July of 1995. From 1979 to the time he joined the Company, Mr. Henry served as Vice President-Administration, Project Director and General Counsel of Radco Inc., a petrochemical engineering firm. Prior to 1979, Mr. Henry served as a practicing attorney with the firm Schuman, Milsten & Jackson in Tulsa, Oklahoma. Mr. Henry received his undergraduate degree from Tulane University in 1974 and graduated with a law degree from Tulsa University School of Law in 1977. Mr. Henry is a member of the Oklahoma Bar Association. (Mr. Henry is not a nominee to the Board of Directors).


INSIDER  REPORTING
------------------

     Under Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act"), executive officers, directors and persons holding greater than 10% of the Common Stock of the Company are required to file reports with the Securities and Exchange Commission and to the NASDAQ market system disclosing the amount and nature of beneficial ownership in the Company's securities, as well as changes in such ownership. Specific due dates have been set for these reports, and any failure to timely file or the non-filing of such reports by such person, if made known to the Company or if apparent based solely upon a review of such reports as are delivered to the Company pursuant to such requirements during the last fiscal year, are required to be disclosed in this Proxy Statement. Based upon its review of the copies of the forms delivered to the Company or written representations that no Annual Reports on Form 5 (Annual Statements of Changes in Beneficial Ownership due following the end of each fiscal year) were required, and based upon present knowledge of management, the Company believes that it was compliant with all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent shareholders.

EXECUTIVE  COMPENSATION
-----------------------

     The following table sets forth certain information concerning the compensation of the named executive officers for the fiscal years ended December 31, 1996, 1995 and 1994. Information is not given in the table for any portion of the year during which a person was not an officer or director of the Corporation.


SUMMARY  COMPENSATION  TABLE


                        ANNUAL  COMPENSATION          LONG-TERM  COMPENSATION
                        --------------------          -----------------------
                                                      RESTRICTED    SECURITIES
                        FISCAL                           STOCK      UNDERLYING         ALL OTHER
NAME AND POSITION        YEAR   SALARY     BONUS        AWARDS      OPTIONS/SARS(#)   COMPENSATION
-----------------------  ----  --------  ----------  -------------  ---------------  --------------

Gregory Wilson           1996  $185,417              $    8,606(a)       300,000(b)  $        1,597
Chief Executive          1995  $170,000  $75,000(c)
Officer, President       1994  $ 51,250              $1,477,085(d)       590,834(d)  $    79,000(e)

Courtland L. Logue, Jr.  1996        --              $    8,606(f)       355,000(g)  $        1,543
Chairman

John Orton               1996  $ 70,000              $    7,172(h)        50,000(i)
Chief Financial Officer  1995  $ 60,600                                 100,000 (j)

Richard Henry            1996  $ 70,000              $    7,172(k)       50,000 (l)
Chief Operating Officer  1995  $ 34,550                                 100,000 (m)

Robert Hersch            1996  $ 12,000                                              $    71,830(n)
Former Vice President,   1995  $ 72,000  $37,500(o)                      100,000(p)
Secretary, Director      1994  $ 23,000              $  212,500(q)        85,000(q)

(a)          Includes  9,000  shares  issued  as  an  annual  bonus,  valued  at  $.96  each.
(b)          Represents  non-qualified stock options issued under the Company's 1996 Employee Stock
Option  Plan.
(c)         Includes 100,000 redeemable common stock purchase warrants granted, valued at $.85 each
,with  a  $.10  exercise  price.
(d)        Includes 590,834 shares issued as Founder's Stock. These shares were assigned a value of
$2.50  per  share.
(e)          Represents  compensation  paid  for  management  fees  through the Company's operating subsidiaries.
(f)          Includes  9,000  shares  issued  as  an  annual  bonus,  valued  at  $.96  each.
(g)          Represents non-qualified stock options granted under the Company's 1995 Employee Stock
Option  Plan.
(h)          Includes  7,500  shares  issued  as  an  annual  bonus,  valued  at  $.96  each.
(i)          Represents non-qualified stock options granted under the Company's 1995 Employee Stock
Option  Plan.
(j)          Represents non-qualified stock options granted under the Company's 1994 Employee Stock
Option  Plan.
(k)          Includes  7,500  shares  issued  as  an  annual  bonus,  valued  at  $.96  each.
(l)          Represents non-qualified stock options granted under the Company's 1995 Employee Stock
Option  Plan.
(m)       Represents non-qualified stock options granted under the Company's 1994 and 1995 Employee
Stock  Option  Plans.
(n)          Includes  consulting  compensation,  company  car,  and  forgiveness  of  debt.
(o)         Includes 50,000 redeemable common stock purchase warrants granted, valued at $.85 each, with  a  $.10  exercise  price.
(p)          Represents non-qualified stock options granted under the Company's 1994 Employee Stock
Option  Plan.
(q)        Includes 85,000 shares issued as Founder's Stock . These shares were assigned a value of
$2.50  per  share.

OPTIONS/SAR  GRANTS  IN  THE  LAST  FISCAL  YEAR
------------------------------------------------


                     NUMBER OF SECURITIES   % OF TOTAL OPTIONS/SARS    EXERCISE OR
                      UNDERLYING OPTIONS/     GRANTED TO EMPLOYEES     BASE PRICE    EXPIRATION
NAME                     SARS GRANTED            IN FISCAL YEAR         ($/SHARE)       DATE
-------------------  ---------------------  ------------------------  -------------  ----------
Courtland Logue,Jr.             355,000(a)                     46.4%  $ .96 - $3.00   9/10/2001

Greg Wilson                     300,000(b)                     39.2%  $         .96   9/10/2001

John Orton                       50,000(c)                      6.5%  $        2.00  10/29/2001

Richard Henry                    50,000(c)                      6.5%  $        4.00  10/25/2001

(a)  Represents  two  option grants, 30,000 shares priced at $3.00 and 325,000 shares priced at
$.96.
(b)  Represents  option  shares  granted  pursuant  to  employment  agreement.
(c)  Represents  option  shares  granted pursuant to revised employment agreements. Pricing for options  is  based  on  a  formula  which
     allows  employees  to  exercise  options  at  the lower of fair market value or the prices listed  above  at  the  options'  vesting  dates.


AGGREGATED  OPTION/SAR  EXERCISES  IN THE LAST FISCAL YEAR AND FISCAL YEAR-END
------------------------------------------------------------------------------
OPTION/SAR  VALUES
------------------


                                              NUMBER OF SECURITIES
                                             UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED
                                                  OPTIONS/SARS        IN THE MONEY OPTIONS/
                      SHARES                   AT FISCAL YEAR-END    SARS AT FISCAL YEAR-END
                     ACQUIRED ON    VALUE       EXERCISABLE (E) OR     EXERCISABLE (E) OR
NAME                 EXERCISE (#)  REALIZED      UNEXERCISABLE (U)      UNEXERCISABLE (U)
-------------------  ------------  --------  ----------------------  -----------------------
Greg Wilson                    --        --              25,000 (E)  $            11,938 (E)
                                                        275,000 (U)  $           131,313 (U)

Courtland Logue,Jr.            --                        38,000 (E)  $            18,145 (E)
                                                        317,000 (U)  $           137,043 (U)

John Orton                     --        --              66,667 (E)
                                                         83,333 (U)  $             8,917 (U)

Richard Henry                  --        --              66,667 (E)
                                                         83,333 (U)  $                 0 (U)

Robert Hersch                  --        --              66,667 (E)
                                                         33,333 (U)  $                 0 (U)


INSIDER  TRANSACTIONS
---------------------

None.


                                   ITEM II.

                     PROPOSAL FOR APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of King Griffin & Adamson P.C. as independent auditors of the Company for fiscal year 1997 subject to ratification by the stockholders. Audit services expected to be performed by King Griffin & Adamson P.C. during fiscal year 1997 will consist of the audit of financial statements of the Company and its wholly owned subsidiaries.

     During the period from the Company's inception to March 31, 1997, the Company has had no disagreements with accountants on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the accountant's satisfaction, would have caused them to make reference to such matters in their reports.

     The Board of Directors recommends that the shareholders vote FOR approval of the proposal to ratify the appointment of King Griffin & Adamson P.C. as independent auditors for fiscal year 1997.


                                   ITEM III.

       PROPOSAL TO APPROVE THE COMPANY'S 1997 EMPLOYEE STOCK OPTION PLAN

     On March 28, 1997, the Board of Directors of the Company adopted a Stock Option Plan. The plan is intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Approval of the Plan is subject to the approval by the Shareholders at the Annual Meeting. The Plan provides for the issuance of up to 750,000 employee stock options over a ten year period commencing January 1, 1997.

     Employees eligible for participation in the Plan consist of the Company's current management and consultants, as well as any additional employees or consultants who may be hired by the Company in the future. Once the Plan has been approved by the Shareholders, the Board of Directors has the ability to allocate the Options among the various eligible employees at the Board's discretion except to the extent that the Company has previously entered into employment agreements with such employees providing for the issuance of the Options.

     The Board of Directors believes that its ability to grant Options under the Plan will advance the interests of the Company by strengthening its ability to attract and retain in its employ people of desired training, experience and ability, and to furnish additional incentives to its eligible employees upon whose judgment, initiative and efforts the Company is dependent on for the successful conduct of its operations.

     The Board of Directors recommends that the shareholders vote FOR approval of the 1997 Employee Stock Option Plan.


                                   ITEM IV.

                                OTHER BUSINESS

     As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

SHAREHOLDER  PROPOSALS
----------------------

     Proposals of shareholders intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company on or prior to December 31, 1997 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the next Annual Meeting of Shareholders.



          By  Order  of  the  Board  of  Directors


          By: /s/ COURTLAND  L.  LOGUE,  Jr.
              ------------------------------
              COURTLAND  L.  LOGUE,  Jr.,
              Chairman  of  the  Board  of  Directors


April  18,  1997

                         AMERICAN BINGO & GAMING CORP.

                 Annual Meeting of Shareholders - MAY 22, 1997

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gregory Wilson, proxy, with full power of substitution, to vote all Common Shares of American Bingo & Gaming Corp. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders of American Bingo & Gaming Corp. to be held on MAY 22, 1997 and at any adjournments thereof, hereby revoking any proxy heretofore given, upon the matters and proposals set forth in the Notice of Annual Meeting and Proxy
Statement dated MARCH 31, 1997, copies of which have been received by the undersigned. The undersigned instructs such proxy to vote as follows:

                                  PROPOSAL I
                                  ----------

ELECTION  OF  DIRECTORS
-----------------------

/  /          FOR the election of all nominees listed below (except as  marked to  the  contrary)

               Gregory  Wilson
               Courtland  Logue,  Jr.
               Len  Bussey

/    /                    AGAINST  the  election  of  all  nominees


                                  PROPOSAL II
                                  -----------

RATIFICATION  OF  THE ELECTION OF KING GRIFFIN & ADAMSON P.C. AS THE COMPANY'S
------------------------------------------------------------------------------
INDEPENDENT  ACCOUNTANTS
------------------------

/    /    FOR  the  proposal

/    /    AGAINST  the  proposal

                                 PROPOSAL III
                                 ------------

APPROVAL  OF  THE  COMPANY'S1997  EMPLOYEE  STOCK  OPTION  PLAN
---------------------------------------------------------------

/    /          FOR  the  proposal

/    /          AGAINST  the  proposal

     In addition, the undersigned instructs the proxies to vote upon any other business that may properly come before the meeting or any adjournment thereof.

     IF NO DIRECTION TO THE CONTRARY IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR APPROVAL OF THE FOREGOING PROPOSALS.

     The proxy or his substitute, who shall be present and acting at the meeting, shall have and may exercise all the powers hereby granted.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER.

The proxy will use his discretion with respect to any other matters which properly come before the meeting.





DATED:    _____________,  1997


                         ______________________________


                         ______________________________


          (Please date and sign exactly as your name appears herein. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc., should also so indicate when signing.)


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN IN THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHTS TO VOTE IN PERSON IF YOU ATTEND THE MEETING.